[LETTERHEAD OF MILLING BENSON WOODWARD L.L.P.]



                                 March 23, 1999





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

         On behalf of Avoca, Incorporated, a Louisiana corporation, I am transmitting herewith for filing the Company's Form 8-K dated March 16, 1999.

         If you have any questions or comments concerning the this filing, please telephone the undersigned at (504) 569-7160.

                                                     Very truly yours,

                                                     /s/ Guy C. Lyman, Jr.

                                                     Guy C. Lyman, Jr.

GCL, JR./kj190548



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 1999


                               AVOCA, INCORPORATED
             (Exact name of registrant as specified in its charter)


               Louisiana               0-9219                   72-0590868
     ---------------------------------------------------------------------------
     (State or other jurisdiction    (Commission              (IRS Employer
          of incorporation           File Number)           Identification No.)


         228 St. Charles Avenue, Suite 828, New Orleans, Louisiana 70130
      --------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:     (504) 552-4720
                                                         -----------------------

                  P.O. Box 61260, New Orleans, Louisiana 70161
      --------------------------------------------------------------------------
                       (Former name or former address, if
                           changed since last report)





                                Page 1 of 2 Pages

Item 4:  Changes in Registrant's Certifying Accountant


         As shown by the Form 8-K report which the Company filed with the Securities and Exchange Commission on February 4, 1999, Ernst & Young LLP decided not to stand for reappointment as the Company's independent accountants. Prior to and during the two year period ended December 31, 1998 and from that date to the date of this report, there were no disagreements with Ernst & Young LLP and its reports have contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

         Effective March 16, 1999, Arthur Andersen LLP has been engaged as the Company's independent accountants for 1999.


Item 7(c):  Exhibits

         16 - Letter re Change in Certifying Accountant


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      AVOCA, INCORPORATED
                                               ---------------------------------
                                                          (Registrant)


                                                By:/s/ Richard W. Fox
                                                   -----------------------------
                                                         Richard W. Fox
                                                           President

Date: March 16, 1999
      -----------------------

                                Page 2 of 2 Pages

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                                  Exhibit Index


        No.                Description
        ----               -----------
        16                 Letter re Change in Certifying Accountant

                                                                      Exhibit 16





March 16            , 1999
--------------------


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated March 16, 1999, of Avoca, Incorporated and are in agreement with the statements contained in the first paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                              /s/ Ernst & Young LLP


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